T. Rowe Price Global Large-Cap Stock Fund — Advisor Class

T. Rowe Price Global Stock Fund — Advisor Class

Supplement to prospectuses

For each of the above funds, the first paragraph under "Management" in section 1 of its prospectus is deleted and replaced with the following:

Investment Adviser T. Rowe Price Associates, Inc. ("T. Rowe Price")

For each of the above funds, the information under "Investment Adviser" in section 3 of its prospectus is deleted and replaced with the following:

T. Rowe Price is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2010, T. Rowe Price and its affiliates managed approximately $439.7 billion for more than 11 million individual and institutional investor accounts.

The date of this supplement is January 3, 2011.

E213-041 1/3/11